ALAN R. SMITH, ESQ., #1449

Law Offices of Alan R. Smith

ELECTRONICALLY FILED

February 28, 2006

505 Ridge Street

Reno, Nevada  89501

Telephone: (775) 786-4579

Facsimile: (775) 786-3066

email: mail@asmithlaw.com

Attorney for Debtor

UNITED STATES BANKRUPTCY COURT

DISTRICT OF NEVADA

—ooOoo—

IN RE:

Case No. BK-N-01-30586-GWZ

Chapter 11

INTEGRAL HEALTH, INC.,

a Nevada corporation,

Hearing Date:

January 9, 2006

Debtor.

Hearing Time: 2:00 p.m.

Est. Time Req’d: 3 hours

Set By: LD

______________________________/

DEBTOR’S THIRD AMENDED

PLAN OF REORGANIZATION AS MODIFIED

1.

INTRODUCTION

Debtor, INTEGRAL HEALTH, INC., a Nevada corporation (hereinafter “Debtor”), filed its petition for relief under Chapter 11 of the Bankruptcy Code on March 7, 2001.  This Third Amended Plan of Reorganization  (the "Plan") is a proposal to creditors to resolve the debts owed on the date of filing the petition.

The Plan must receive creditor approval and the Court must find that it meets the requirements of the law in order to be confirmed.  If this Plan is not confirmed, then the Court may allow:

(a)

the case to be dismissed;

(b)

the Debtor to draft another Plan; or

(c)

the case to be converted to a Chapter 7 proceeding, with the assets of the Debtor being sold in liquidation and the proceeds distributed in accordance with the Bankruptcy Code.

Creditors are reminded that the Debtor has prepared and filed a First Amended Disclosure Statement (the “Disclosure Statement”) that provides information about the Debtor and its past operations.

2.

DEFINED TERMS

Whenever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter.  Any capitalized term not defined herein that is defined in the Bankruptcy Code shall have the meaning ascribed to it in the Bankruptcy Code.  Unless the context requires otherwise, the following words and phrases shall have the meanings set forth below when used in this Plan.

2.1

Administrative Claim: Collectively, (a) any cost or expense of administration of the Chapter 11 case allowed under Section 503(b), 507(a)(1) or 507(b) of the Bankruptcy Code (including, without limitation, the legal fees and expenses incurred by a Plan Proponent), and (b) any fees or charges assessed against the Debtor’s estate under 28 U.S.C. § 1930.

2.2

Allowed Administrative Claim:   An Administrative Claim that has been approved after application, Notice and Hearing, and Final Order of the Bankruptcy Court.

2.3

Allowed:  With respect to Claims and Interests, (a) any Claim against, or Interest in, the Debtor, proof of which is timely filed, or by order of the Bankruptcy Court is not or will not be required to be filed, (b) any Claim or Interest that has been or is hereafter listed in the schedules of liabilities filed by the Debtor as liquidated in amount and not disputed or contingent or (c) any Claim allowed pursuant to this Plan; and, in each such case in (a) and (b) above, as to which either (i) no objection to the allowance thereof has been interposed within the applicable period of time fixed by this Plan, the Bankruptcy Code, the Bankruptcy Rules or the Bankruptcy Court or (ii) such an objection is so interposed and the Claim or Interest shall have been allowed by a Final Order (but only to the extent so allowed).  Unless otherwise specified, an “Allowed” claim shall not include (i) interest accrued after the Filing Date, (ii) punitive damages or (iii) any fine, penalty or forfeiture.

2.4

Baja Lot:  A  lot located in Baja California, Mexico, in the project known as Tortuga Del Sol as more specifically described in Section 5.3 of the Disclosure Statement.  There are 34 Baja Lots to be distributed under the Plan.

2.5

Bankruptcy Code:  Means the Bankruptcy Code of 1978, as codified in Title 11 of the United States Bankruptcy Code by Public Law 95-598, including all amendments thereof and thereto.

2.6

Bankruptcy Court:  Means the United States Bankruptcy Court for the District of Nevada, Reno, or such other court as has jurisdiction of this Chapter 11 case.

2.7

Claim:  Any right to (a) payment from the Debtor, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (b) an equitable remedy for breach of performance if such breach gives rise to a right to payment from the Debtor, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

2.8

Claims Objection Account:  The amount held on account of a Prorata distribution for a claim subject to objection as set forth in section 4.2 below.

2.9

Confirmation Date:  The date on which the Court enters its order confirming this Plan, or any subsequently amended Plan of reorganization.

2.10

Debtor:  The term “Debtor” (in the singular) means INTEGRAL HEALTH, INC., a Nevada corporation, one of the Debtors in the above-captioned Chapter 11 case.

2.11     Debtors:  The term “Debtors” (plural) shall mean Integral Health, Inc., and The Montreux Group, Anguilla.

2.12

Disclosure Statement:  The Debtor’s Second Amended Disclosure Statement filed by the Debtor, as further amended or supplemented from time to time.

2.13

Disputed Claims:  A claim to which a creditor has filed an objection in accordance with section 4.2 herein.

2.14

Effective Date:  The date which is the first day of the next month at least 11 days following the Confirmation Date.

2.15

Final Order:  Means an order, judgment, ruling or decree issued by the Court, or other court having jurisdiction of the same, that has not been reversed, stayed, modified or amended, and as to which the time to appeal has expired, and as to which no appeal, reargument, petition for certiorari, or rehearing has been waived in writing, or if an appeal, reargument, petition for certiorari, or rehearing thereof has been denied, the time to take any further appeal or seek certiorari or further reargument or rehearing has expired.

2.16

Gross Proceeds:  All of the proceeds derived from the sale of the Coccoloba Beach Resort after the payment of expenses to TMG in Anguilla, estimated to be approximately $1,397,287.19 as set forth in section 4.14 of the Disclosure Statement.

2.17

IHI:  Integral Health, Inc., a Nevada corporation.

2.18

Interests: All stock in the Debtor.

2.19

Liquidation Trust Funding Account:  The sum of $50,000 to be used to fund the expenses of the Liquidation Trust.

2.20

Lot Deposit Account:  The sum of $5,000.00 for each Baja Lot that becomes part of the Trust Assets.  (All Baja Lots remaining after creditor elections to receive Baja Lots).

2.21

Lottery:  Shall be performed in an open forum with all participants present at a convenient location, at a convenient time, with at least 20 days notice to all participants.  Participants will draw numbers from a box to determine the order in which they proceed (envelopes containing numbers 1 through a number equal to the number of participants will be placed in the box).  Then participants will proceed in the determined order to draw envelopes from another box, with each envelope containing an available lot number.

2.22

Net Proceeds:  The Gross Proceeds less the payment of Allowed Administrative Expenses, Allowed Priority Claims, the Lot Deposit Account, and the Liquidation Trust Funding Account.  The estimated Net Proceeds are identified in Exhibit “A” attached hereto.

2.23

New Common Stock:  Stock issued by the Reorganizes Debtor in order to effectuate sections 4.3 and 5.1 of this Plan.

2.24

Notice and Hearing:  Notice of hearing as set forth in Rule 2002 of the Federal Rules of Bankruptcy Procedure, and hearing before the Bankruptcy Court.

2.25

Noticed Parties:  All parties who deliver a letter to the Law Offices of Alan R. Smith requesting notice of post-petition confirmation events.

2.26

Petition Filing Date:  March 7, 2001, the date on which Debtor filed its voluntary petition commencing its Chapter 11 case.

2.27

Plan:  The Debtor’s Third Amended Plan of Reorganization, together with any amendments or modifications thereto as may hereafter be filed.

2.28

Post-Confirmation:   Any period of time after the Confirmation Date.

2.29

Priority Claim: Any Claim which is entitled to priority in payment under Section 507(a)(8) of the Bankruptcy Code.

2.30

Prorata: This term shall mean a distribution to each creditor defined by the following formula:  The amount to be distributed multiplied by a percentage equal to the Allowed Claim receiving distribution divided by the total of all Allowed Claims and Disputed Claims.

2.31

Reorganized Debtor: Integral Health, Inc., after the Effective Date.

2.32

TMG:  This term shall mean the Montreux Group, Anguilla, an Anguillan corporation.

2.33

Trust Assets:

All assets of the Debtors transferred to the IHI Liquidation Trust as described in Section 6.2 below.

2.34

Unsecured Claim: Any Claim that is not a Secured Claim, Administrative Expense Claim or Priority Claim.

3.

CLAIMS AND INTERESTS

3.1

Classification of Claims and Interests:

Pursuant to Section 1122 of the Bankruptcy Code, set forth below is a designation of classes of Claims and Interests.  Administrative Expense Claims and Priority Claims of the kinds specified in Sections 507(a)(1) and 507(a)(8) of the Bankruptcy Code have not been classified and are excluded from the following classes in accordance with Section 1123(a)(1) of the Bankruptcy Code.

Class 1:   Allowed Claims of unsecured creditors of IHI not entitled to priority under § 507 of the Bankruptcy Code and not otherwise included in any other class hereof, including, without limitation, claims which may arise out of the rejection of executory contracts.

Class 2:    Allowed interests of shareholders of IHI.

Class 3:    The Allowed Claims of unsecured creditors of TMG.

3.2

Unimpaired Classes:

Class 3 creditors are unimpaired under the Plan.

4.

TREATMENT OF CLAIMS AND INTERESTS

4.1

Class 1 (Unsecured Claims of IHI)

Class 1 Allowed Unsecured Claims shall receive, in full satisfaction and discharge of their claims, the following:

(a)

Distribution of Cash:

Class 1 creditors shall receive a Prorata distribution of Net Proceeds (as defined herein) on the Effective Date, or as soon thereafter as practicable and;

(b)

Distribution of Baja Lots:

Class 1 creditors shall receive a Prorata distribution of cash from the liquidation of the Baja Lots by the Liquidation Trust.  A Class 1 creditor may elect to receive one or more Baja Lots, which will be credited toward the total allowed distribution under section 4.1 (b) to such creditor at the rate of $50,000 per Baja Lot.  In the event of such election by a creditor, there shall be deducted from the cash due such creditor under section 4.1(a) above the sum of $5,000 per lot, which shall be distributed on the Effective Date to a segregated interest bearing trust account in which Stephen R. Harris, Esq., and Alan R. Smith, Esq., are signors, to be used for development costs for the Baja Lots in accordance with the order approving the Motion Requesting Order Approving Modification of Revised Settlement Agreement (Simpson/IHI) (“Simpson Modification Motion”).  All Baja Lots shall be distributed pursuant to the Lottery (as defined herein).  Accordingly, in order to elect to receive one or more Baja Lots, the creditor must be entitled to a distribution of cash from the Liquidation Trust equal to the number of lots which he elects to receive multiplied by $50,000.  To the extent that a creditor does not receive his entire Prorata distribution from the Baja Lots which the creditor elects to receive, the creditor shall also be entitled to a cash distribution from the Liquidation Trust. Within fifteen (15) days following the Confirmation Date, creditors will receive a notice requesting a response within 15 days as to whether the creditor elects to receive one or more Baja Lots.  Creditors so electing will receive further instructions concerning the Lottery.

The Liquidation Trustees may elect, in their sole discretion, at any time to conduct additional Lotteries of the Baja Lots.  In such event all creditors shall receive notice and an opportunity to participate in any Lottery.  In the event of an additional Lottery, the terms and conditions set forth above shall apply.

 [The following is a hypothetical example distribution to a creditor electing to receive lots.  The numbers in the example roughly approximate the numbers in this case.  Assume:

Allowed Claim:

$400,000

Total Allowed Claims:

$4,000,000 (this number may not accurately

        be determined at this time)

Total Net Proceeds:

$861,262.70

Total value of 34 lots:

$1,700,000

The creditor would be entitled to a prorata percentage of 10% ($400,000 ÷ $4,000,000).  The creditor would receive $86,126.27 (10% of $861,262.70) pursuant to 4.1(a).  The creditor would also have a remaining claim to receive a distribution from the Liquidation Trust of approximately $170,000 cash from the liquidation of the Baja Lots (10% x $1,700,000) pursuant to 4.1(b); or up to 3 Baja Lots at $50,000 each with the balance in cash.  If the creditor elects to receive 3 Baja Lots (total of $150,000), the balance of $20,000 would be distributed from the Liquidation trust.]

4.2

Objection To Class 1 Claims:

The Debtors (and Liquidation Trustees after plan confirmation ) intend to file and prosecute objections to certain unsecured claims as set forth in section 8.4 of the Second Amended Disclosure Statement.  Any creditor or party- in-interest may also file and prosecute an objection to any claim, unless such claim is already allowed.  In the event of any such objection, no disbursement shall be made to the creditor subject to the objection until the claim is an Allowed Claim.  Any funds withheld from distribution due to a pending claim objection shall be held in a segregated account (the “Claims Objection Account”) by the Liquidation Trustees.   If the claim is Allowed, the allocated funds in the Claims Objection Account shall be paid to such claimant.  If the claim is disallowed, the funds shall be disbursed Prorata to the remaining Allowed Claims as set forth in section 6 below.

4.3

Class 2 (Shareholders of IHI):

In exchange for their common stock in the Debtor, and in full satisfaction of all rights and claims with respect to such stock, each holder of a Class 2 interest shall receive one share of new common stock in exchange for every fifteen (15) shares of the Debtor’s common stock held by the Class 2 interest holder.   Class 2 interest holders (Shareholders of IHI) shall be determined, conclusively fixed and identified by name, address and shares beneficially owned solely from the Debtor’s certified shareholder list as of the Petition Filing Date.  No fractional shares shall be issued and all fractional shares of New Common Stock shall be rounded off to the nearest whole share.  The transfer agent for issuance of  the New Common Stock shall be selected by the Debtor prior to the Effective Date, or by the Liquidation Trustees thereafter.  The stock transfer agent, when identified and appointed, shall only be authorized to take directions or instructions as to the IHI account from the Debtor or the Liquidation Trustees. No other person shall have any authority to deal with the stock transfer agent on behalf of IHI.  The Debtor or the Liquidation Trustees shall pay the costs of the transfer agent, not to exceed the sum of $5000, with all additional costs to be bourne by the shareholders individually.  The issuance of New Common Stock hereunder is in exchange for an interest in the Debtor in accordance with 11 U.S.C. §1145(a)(1)(A).

 AS A CONDITION TO PARTICIPATION IN DISTRIBUTION UNDER THE PLAN, HOLDERS OF CLASS 2 INTERESTS ARE REQUIRED TO SURRENDER THEIR CERTIFICATES FOR STOCK OF THE DEBTOR.  NO DISTRIBUTIONS WILL BE MADE TO SUCH HOLDERS UNTIL THEIR EXISTING CERTIFICATES ARE SURRENDERED.  SECTION 1143 OF THE BANKRUPTCY CODE PROVIDES THAT ANY ENTITY WHICH HAS NOT WITHIN FIVE (5) YEARS AFTER ENTRY OF THE ORDER OF CONFIRMATION SURRENDERED SUCH ENTITY’S SECURITY OR TAKEN ANY SUCH OTHER ACTION THAT THE PLAN REQUIRES MAY NOT PARTICIPATE IN DISTRIBUTION UNDER THE PLAN.

4.4

Class 4 (Unsecured Claims of TMG):

Graham Simpson (“Simpson”) shall have an allowed Class 4 claim of $18,000.  The Debtor believes that all other Allowed Claims of unsecured creditors of TMG were paid upon the closing of the sale of the Resort as described in Section 4.13 of the Disclosure Statement.  To the extent that any such Allowed Claim has not been paid, it shall be paid in full (or the money set aside to pay the same in full pending resolution of any objection to the claim) prior to any distribution to Class 1 Claimants.

5.

TREATMENT OF UNCLASSIFIED CLAIMS

5.1

Administrative Claims:

Allowed Administrative Expense Claims shall be paid in full on or before the Effective Date. In the alternative, administrative claimants may elect to receive one-hundred fifty (150) shares of new common stock for every dollar of Allowed Administrative Claim.  The issuance of New Common Stock under this provision is in exchange for an administrative expense against the Debtor in accordance with 11 U.S.C. §1145(a)(1)(A).

5.2

Priority Claims:

All Allowed Priority Claims shall be paid in full on or before the Effective Date.

6.

MEANS TO IMPLEMENT THE PLAN

6.1

Distribution of Assets:

The Plan shall be funded by the distribution of the Gross Proceeds and the sale or distribution of the Baja Lots as described above.  Simpson and Larry Henry, dba LED Deign Development, shall use their best efforts to sell all of the Baja Lots delivered to the Liquidation Trustees pursuant to the First Amended Revised Settlement Agreement (SIMPSON/IHI) that was approved in open court by the Bankruptcy Court on January 9, 2006.  Simpson has agreed to receive a distribution of at least nine (9) Baja Lots pursuant to section 4.1(b) above, or more, as dictated by the distributions made on a pro rata basis dictated for all allowed Class 2 unsecured creditor claims.  The remaining Baja Lots to be sold, if any depend on how may creditors elect to receive Baja Lots.  Simpson and LED Design Development shall provide a report of all sales every three (3) months following the Effective Date to all Noticed Parties.  Further, the Court shall conduct a status hearing no later than July of 2006, wherein the Court will determine the progress made by LED Design Development in developing the Baja Lots, including but not limited to review of the status for relevant government approvals given for all the Baja Lots transferred to IHI, offsite improvements to the Baja Lots using monies provided from the hookup fees on the 34 lots transferred to IHI and the 7 lots retained by MGM for payment to Simpson’s Disbursing Agent, and the status of any sales.  In the event the Court finds and concludes at the status hearing that the Baja Lots have yet to receive final relevant governmental approval for subdivision lot status, the Liquidating Trustees may take such steps as are appropriate, and, subject to Court Approval, may liquidate the remaining lots.

6.2

Distribution Of The Lot Deposit Account:

All sums in the Lot Deposit Account (equal to $5,000 multiplied by the number of Baja Lots to be distributed to the Liquidation Trust under section 6.4 below) shall be distributed to a segregated interest bearing trust account in which Stephen R. Harris, Esq., and Alan R. Smith, Esq., are signors, to be used for development costs for the Baja Lots, in accordance with the order approving the Simpson Modification Motion.

6.3

Funding Of The IHI Liquidation Trust:

On the Effective Date the Debtor shall transfer the following assets to the IHI Liquidation Trust (the “Trust Assets”):

(a)

All Baja Lots not transferred to creditors pursuant to section 4.1(b) of the

Plan.

(b)

The Liquidation Trust Funding Account ($50,000)

(c)

The Claims Objection Account, to be held in a segregated account

6.4

Creation of a Liquidation Trust:

On the Effective Date the IHI Liquidation Trust shall be deemed created under the provisions of this Plan, and without any separate trust agreement.  However, the Liquidation Trustees may elect to prepare a separate trust agreement, which shall be subject to approval of the Bankruptcy Court after Notice and Hearing.  The sole purpose of the IHI Liquidation Trust shall be to make the disbursements as set forth in this Plan.  Except as otherwise provided in this Plan, title to all Trust Assets shall pass to the IHI Liquidation Trust free and clear of all claims and interests in accordance with Section 1141 of the Bankruptcy Code.  The Liquidation Trustees shall pay, or otherwise make distributions on account of, all claims against the Debtors in accordance with this Plan.  The IHI Liquidation Trust is intended to comply with Rev. Proc. 94-45 issued by the United States Internal Revenue Service, and the terms and conditions of Rev. Proc. 94-45 are specifically incorporated by reference.  The creditors as identified in this Plan to receive disbursements from the IHI Liquidation Trust shall be the beneficiaries of the IHI Liquidation Trust, to the extent of  their Allowed Claims, and shall be deemed the grantors and owners of the IHI Liquidation Trust.

6.5

The Liquidation Trustees:

Donald Wright and Johanna Bachmann shall become the Liquidation Trustees as of the Effective Date.  If the Liquidation Trustees resign, any interested party may propose a replacement Liquidation Trustee, whose employment shall be subject to the disclosures under Section 327 of the Bankruptcy Code, as well as Notice and Hearing.

6.6

Powers of the Liquidation Trustee:

Commencing on the Effective Date, the Liquidation Trustees shall have the rights and powers granted herein, which shall include:

(a)

Perform and implement all transactions and matters contemplated by this

Plan.

(b)

Open and maintain bank accounts, and deposit funds and draw checks in accordance with this Plan.

(c)

File and prosecute objections to claims.

(d)

Make distributions to Allowed Unsecured Claims in accordance with this Plan.

(e)

Engage such attorney or other professionals as the Liquidation Trustees may deem necessary.

(f)

Obtain and pay for insurance coverage relating to the proper performance of their duties under the Plan for indemnification of themselves and others employed by them.

(g)

Take appropriate action to recover the deposit of $50,000.00 held at Lake & Kentish Chambers for the benefit of Rosling King law firm.

(h)

Engage appropriate accounting professionals and file such tax returns and pay such taxes as shall be necessary for the Liquidation Trust.

(i)

Commence and prosecute such action in the Bankruptcy Court as the Liquidation Trustees may deem appropriate.

(j)

To conduct an auction or auctions of the Baja Lots as set forth in the Plan.

(k)

To liquidate the Baja Lots in any manner that the Liquidating Trustees deem advisable in the event it becomes necessary to do so, subject to Court approval.

(l)

To take such other steps as are necessary to protect the beneficiary of the

Liquidating Trust

6.7

Expenses:

The Liquidation Trustees shall be authorized to pay all obligations or expenses of or relating to the assets which the Liquidation Trustees, in their reasonable discretion, deem necessary to effectuate the Plan, specifically including reasonable attorneys’ fees and costs subject to approval of the Bankruptcy Court after notice and hearing.  All expenses shall be paid from the Liquidation Trust Funding Account, or from proceeds generated from the sale of the Baja Lots.

6.8

Distributions:

The Liquidation Trustees shall distribute the balance available in the Claims Objection Account at least every six months, provided that sufficient claim objections have been resolved such that proceeds are available for distribution.  Once all Trust Assets have been liquidated, all expenses of the Liquidation Trust have been paid as set forth herein, and all disputed claims have been formally resolved, the Liquidation Trustees shall make a final Prorata distribution to Class 1 Allowed Claims in accordance with this Plan, after notice of hearing, and thereafter the Liquidation Trust shall terminate.

6.9

No Recourse:

No recourse shall ever be had, directly or indirectly, against the Liquidation Trustees personally or against any agent, attorney, accountant or other professional for such Liquidation Trustees, by legal or equitable proceedings or by virtue of any statute or otherwise, nor upon any promise, contract, instrument, undertaking, obligation, covenant or agreement whatsoever executed by such Liquidation Trustees under the Plan, or by reason of the creation of any indebtedness by such Liquidation Trustees under this Plan for any purpose authorized by this Plan, it being expressly understood and agreed that all such liabilities, covenants, and agreements of the Liquidation Trustees, whether in writing or otherwise, shall be enforceable only against and be satisfied only out of the Trust Assets.

6.10

Limited Liability:

The Liquidation Trustees shall not be liable for any act they may do or omit to do while acting in good faith and in the exercise of their best judgment, and the fact that such act or omission was advised by an authorized attorney for such Liquidation Trustees shall  be conclusive evidence of such good faith and best judgment; nor shall such Liquidation Trustees be liable in any event, except for their own gross negligence or willful misconduct.

6.11

Resignation:

The Liquidation Trustees may resign at any time by giving at least thirty (30) days’ written notice to the Noticed Parties. In case of the resignation, removal or death of both Liquidation Trustees, a successor shall thereupon be appointed by the Court as set forth herein.  In the event that one of the Liquidation Trustees is unable to serve for any reason set forth above, the remaining Liquidation Trustee may continue to fulfill the duties of Liquidation Trustees hereunder.

6.12

Statements:

(a)

The Liquidation Trustees shall prepare biannual financial statements of the Liquidation Trust and shall deliver them to all Noticed Parties showing (i) all receipts and disbursements of the IHI Liquidation Trust during such period, and (ii) the amount of available cash in each case at the beginning and end of each such period.

(b)

The Liquidation Trustees shall maintain a record of the names and addresses of all holders of Allowed General Unsecured Claims for the purposes of mailing distributions to them.  The Liquidation Trustees may rely on the name and address set forth in the Debtor’s Schedules filed with the Bankruptcy Court, except to the extent a different name and/or address shall be set forth in a proof of claim filed by such holder, and the Liquidation Trustees may rely on the names and addresses in such Schedules and/or proofs of claims being true and correct unless and until notified in writing.

6.13

Compensation:

The Liquidation Trustees shall receive reasonable compensation for their services subject to application to the Bankruptcy Court and approval after Notice and Hearing.  The Liquidation Trustees shall bill at the rate of $50.00 per hour and shall not duplicate the work of each other.

6.14

Further Authorization:

The Liquidation Trustees shall be entitled to seek such orders, judgments,

injunctions and rulings as they deem necessary to carry out the intentions and purposes, and to give full effect to the provisions of this Plan.

6.15

Status of Liquidation Trustees:

The Liquidation Trustees shall be a party in interest as to all matters over which the Court has jurisdiction.

6.16

Termination of the IHI Liquidation Trust:

Upon completion of all disbursements contemplated by this Plan, the IHI Liquidation Trust shall terminate and the Liquidation Trustees shall be discharged.

6.17

Continuation of Business:

After the Confirmation Date, the Reorganized Debtor shall continue in existence under management as may be elected by holders of the new common stock.

6.18

Distributions to Disputed Claims or Interest:

No payments or other distributions shall be made on account of a disputed claim or a disputed interest unless such claim or interest becomes Allowed.  To the extent applicable, all distributions shall be calculated by including the disputed claim or interest, however, any distribution shall be withheld until the claim or interest becomes Allowed.  In the event such claim is disallowed, the payment or distribution shall become part of the Trust Assets to be distributed as set forth herein.

7.

POST-CONFIRMATION OFFICERS AND DIRECTORS

Following confirmation, the officers and directors of the Reorganized Debtor shall be:

Donald Wright:

President and Director

Johanna Bachmann:

Secretary, Treasurer and Director

Such officers and directors shall serve without compensation.

8.

FEES TO THE UNITED STATES TRUSTEE

All fees required to be paid to the United States Trustee will be paid in full upon confirmation of the Debtor’s Plan, and shall remain current until the case is fully administered or closed, whichever occurs first.

9.

EXECUTORY CONTRACTS

Except for the Simpson Agreement, all other executory contracts of the Debtors, to the extent not already rejected, shall be deemed rejected as of the Effective Date.

10.

FEDERAL INCOME TAX CONSEQUENCES OF THE TAX PLAN

Debtors believe that there will be no federal income tax consequences to the Debtor associated with this Plan.

11.

MISCELLANEOUS PROVISIONS

(a)

Upon confirmation of the Plan, all property of the estate shall be vest in the Debtor, or the Liquidation Trust, whichever is appropriate, free and clear of all claims and interests of the creditors.

(b)

Any property to be distributed under the Plan becomes property of the Reorganized Debtor if it is not claimed by the entity entitled to it before  the latter of one (1) year after confirmation of the Plan, or sixty (60) days after an order allowing the claim of the entity becomes a final order.

(c)

In the event the Liquidation Trustees become delinquent in any payment under this Plan, the affected creditor or creditors shall provide written  notice of such default to the Liquidation trustees and their counsel, and the Liquidation Trustees shall thereafter have ten (10) business days in which to cure the default.

(d)

Any creditor who failed to file a proof of claim on or before any Court  imposed claims bar date, shall be barred from participating in any distribution under the Plan, and the Debtor shall have no further liability for such claim.

12.

RETENTION OF JURISDICTION

The Bankruptcy Court shall retain jurisdiction for the following specific purposes:

(a)

For the purpose specified in § 1142 of the Bankruptcy Code;

(b)

The consideration of claims and such objections as may be filed to the claims of creditors pursuant to § 502 of the Bankruptcy Code, and to file and prosecute any counterclaims against such creditors;

(c)

The fixing of compensation for the parties entitled thereto;

(d)

To hear and determine the amount of all encumbrances or the recovery of any preferences, transfers, assets or damages to which the Debtor's estate  may be entitled under applicable provisions of the Bankruptcy Code or other federal, state, or local law;

(e)

To reinstate the automatic stay pending a determination of the amount owed on any secured claim;

(f)

To hear and decide all causes of action now held by the Debtor;

(g)

To hear and decide all adversary proceedings currently pending in the Bankruptcy Court;

(h)

To resolve any disputes regarding interpretation of the Plan;

(i)

To implement the provisions of the Plan, including all provisions in the Plan which specify the retention of jurisdiction, and to make such further orders as will aid in consummation of the Plan, including the sale of any property after Plan confirmation;

(j)

To adjudicate controversies regarding property of the Debtor’s estate and regarding ownership thereof, including adjudication of causes of action which constitute property of the estate;

(k)

To hear any matters brought by or against the Liquidation Trust;

(l)

To modify this Plan in accordance with § 1127 of the Bankruptcy Code; and

(m)

Enter a final decree and order closing the case.

13.

REQUEST FOR APPLICATION OF 11 U.S.C. § 1129(b)

The Debtor requests the Court to find that the provisions for dissenting classes provide for fair and equitable treatment of said creditors, and to confirm this Plan notwithstanding the requirements of § 1129(a)(8) as to such classes.

14.

MODIFICATION OF PLAN

The Debtor may modify the Plan with regard to the treatment of any creditor class, in connection with any agreement or settlement with such creditor class or in order to comply with requirements of the Code as established by the Court, provided such modification does not materially adversely affect any other class of creditors.  Such modifications may be reflected in the order confirming the Plan of Reorganization.  Any other modification of the Plan shall be in accordance with § 1127 of the Code.

DATED this 27th  day of February, 2006.

LAW OFFICES OF ALAN R. SMITH

By /s/ Alan R. Smith

     ALAN R. SMITH, ESQ.

     Attorney for Debtor

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